SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003





                                OLIN CORPORATION
             (Exact name of registrant as specified in its charter)

          Virginia                       1-1070                 13-1872319
---------------------------     -----------------------      ---------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

            P.O. Box 4500, 501 Merritt 7,                06856-4500
               Norwalk, Connecticut                      (Zip Code)
   (Address of principal executive offices)

                                 (203) 750-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.           Exhibits.
                 ----------

        Exhibit No.                                 Exhibit
        -----------                                 -------
           99.1              Press Release, dated October 30, 2003.

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

         Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's third quarter 2003 earnings press release dated October 30, 2003.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OLIN CORPORATION



                                       By:      /s/ George H. Pain
                                                --------------------------
                                                Name:    George H. Pain
                                                Title:   Vice President, General
                                                         Counsel and Secretary

Date:  October 30, 2003

                                  EXHIBIT INDEX

       Exhibit No.                           Exhibit
       -----------                           -------
          99.1             Press Release, dated October 30, 2003.